Transamerica LineageSM
                             Variable Life Insurance
                                    Issued by
                 Transamerica Occidental Life Insurance Company
                             Separate Account VUL-2

                        Supplement Dated October 22, 1999
                      to Prospectus Dated October 15, 1999


The following information supplements the Prospectus. You should read it together with the Prospectus.


1. The following paragraph is added immediately before the last paragraph of the Preferred Loan Option section on page 32:

           For contracts issued subject to the jurisdiction of Connecticut, however:

o only the earnings in the contract are eligible for preferred loan treatment;

o    carryover loans are not permitted; and

o no portion of the gain carried over from an exchanged life insurance policy is eligible for preferred loan treatment.

2. The following sentence is added as the last paragraph in the Section 1035 Rider summary included in Appendix B on page B-1:

           The Section 1035 Rider is not available on contracts issued subject to the jurisdiction of Connecticut.